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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 2, 1998

                           JONES APPAREL GROUP, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         PENNSYLVANIA                                                     06-0935166
 (STATE OR OTHER JURISDICTION               1-10746                      (IRS EMPLOYER
       OF INCORPORATION            (COMMISSION FILE NUMBER)         IDENTIFICATION NUMBER)
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                             250 RITTENHOUSE CIRCLE
                               BRISTOL, PA 19007
             (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (215) 785-4000

                                 NOT APPLICABLE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED FROM LAST REPORT)

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ITEM 2.  ACQUISITION OR DISPOSITIONS OF ASSETS

     On October 2, 1998, Jones Apparel Group, Inc., a Pennsylvania corporation
(the "Company" or "Jones"), consummated its acquisition (the "Acquisition") of Sun Apparel, Inc., a Texas corporation ("Sun"), pursuant to an Agreement and Plan of Merger, entered into and announced on September 10, 1998 (the "Merger
Agreement"), by and among the Company, Sun, the shareholders of Sun (the
"Shareholders") and SAI Acquisition Corp., a wholly-owned subsidiary of Jones
("SAI"). Pursuant to the Merger Agreement, Sun has merged into SAI (which has changed its name to Sun Apparel, Inc.), thus becoming a wholly-owned subsidiary of Jones.

     A copy of the Press Release, dated October 2, 1998, issued by the Company relating to the consummation of the Acquisition, is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) EXHIBITS

     The following exhibit is filed with this Current Report:

     99.1 Press Release dated October 2, 1998, announcing the consummation of the Merger Agreement.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          JONES APPAREL GROUP, INC.
                                          --------------------------------------
                                          Registrant

                                          By: /s/ WESLEY R. CARD
                                            ------------------------------------
                                            Wesley R. Card
                                            Chief Financial Officer
October 2, 1998

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